RECOMMENDATION OF THE BOARD OF DIRECTORS TO REJECT THE UNSOLICITED

MACKENZIE MINI-TENDER OFFER

If you are considering selling your shares of common stock or preferred stock of Mobile Infrastructure Corporation to affiliates of MacKenzie Capital Management, LP, please read this first.

May 1, 2023

Dear Stockholder:

On May 1, 2023, affiliates of MacKenzie Capital Management, LP (the “Bidder”) commenced an unsolicited tender offer to purchase up to 207,000 shares (the “Common Shares”) of the outstanding common stock, par value $0.0001 per share (the “Common Stock”), of Mobile Infrastructure Corporation (the “Company” or “MIC”), at a price of $7.25 per Common Share in cash (without interest) (the “Common Stock Offer Price”) and up to 1,070 shares (the “Preferred Shares” and, together with the Common Shares, the “Shares”) of Series 1 Convertible Redeemable Preferred Stock of the Company, par value $0.0001 per share (the “Series 1 Preferred Stock”), or Series A Convertible Redeemable Preferred Stock of the Company, par value $0.0001 per share (the “Series A Preferred Stock” and, together with the Series 1 Preferred Stock, the “Preferred Stock”), at a price of $700 per Preferred Share in cash (without interest) (the “Preferred Stock Offer Price”).

We, the members of the Board of Directors of the Company, believe that each of the Common Stock Offer Price and the Preferred Stock Offer Price is substantially below the value of the Common Shares and Preferred Shares, respectively, and does not properly take into account the likelihood of a liquidity event in the near term for holders of Common Shares and therefore strongly recommend that stockholders DO NOT tender any of their Shares in the tender offer.

In arriving at our recommendation against tendering your Shares to the Bidder, we considered the following:

1.                We believe that the Common Stock Offer Price is significantly less than the current and potential value of the Common Shares. The most recently determined net asset value of the shares of Common Stock as approved by the Board of Directors on August 29, 2022 was $14.76 per share. Likewise, we believe that the Preferred Stock Offer Price is significantly discounted to the stated value of the Preferred Stock, which is $1,000 per share (plus amounts payable for accrued and unpaid dividends on the Preferred Stock).

2.                Given the Common Stock Offer Price and the Preferred Stock Offer Price, we believe that the tender offer represents an opportunistic attempt by the Bidder to make a profit by purchasing the Shares at an unreasonably low price relative to their current estimated value, thereby depriving tendering stockholders of the potential opportunity to realize the full long-term value of their investment in the Company. This belief is supported by the Bidder’s own characterization of the tender offer. Specifically, the Board of Directors refers to the following statement of the Bidder: “The [Bidder is] making the Offer for investment purposes and with the intention of making a profit from the ownership of the Shares. In establishing the purchase price of $7.25 per Common Share and $700 per Series A [Preferred Stock] or [Series] 1 Preferred Share, the [Bidder is] motivated to establish the lowest price which might be acceptable to Shareholders consistent with the [Bidder’s] objectives.”

3.                The Company intends to undertake a series of transactions in order to facilitate a liquidity event in the near term, which, if successful, will result in the holders of Common Stock receiving shares of a publicly-traded company. On December 13, 2022, the Company announced the entry into an agreement and plan of merger (as amended, the “Merger Agreement”) with Fifth Wall Acquisition Corp. III, a Cayman Islands exempted company (“FWAC”), and Queen Merger Corp. I, a Maryland corporation and a wholly-owned subsidiary of FWAC (“Merger Sub”), pursuant to which, as a result of a series of transactions (the “Proposed Transactions”) among FWAC, Merger Sub and the Company, (i) holders of Common Stock will receive 1.5 shares of common stock of a new, publicly traded company (“PubCo”), subject to the receipt of cash in lieu of fractional shares, for each share of Common Stock issued and outstanding and (ii) holders of Preferred Stock will receive one share of Series 1 Convertible Redeemable Preferred Stock of PubCo or one share of Series A Convertible Redeemable Preferred Stock of PubCo, as applicable, having terms materially the same as the applicable Series 1 Preferred Stock or Series A Preferred Stock for each share of Series 1 Preferred Stock or Series A Preferred Stock issued and outstanding, respectively. The closing of the Proposed Transactions is subject to the satisfaction or waiver of various conditions, including the approval of common stockholders of the Company and stockholders of FWAC of the Proposed Transactions. Each of the Company and FWAC expects to hold a special meeting of stockholders to approve the Proposed Transactions as soon as practicable.

4.                The tender offer is subject to certain conditions, some of which provide the Bidder with the “reasonable” discretion to determine whether the conditions have been met, such as the Bidder’s determination as to whether there has been any change or development that has occurred or been threatened with respect to the Company that would be materially adverse to the Company. There is no guarantee that the tender offer will be completed in the time frame that the tender offer implies. In addition, the tender offer can be amended for various reasons or can be terminated or extended with little notice to the stockholders.

5.                None of the Company’s directors, executive officers, subsidiaries or other affiliates who hold Shares intend to tender Shares to the Bidder.

In summary, we believe the tender offer represents an attempt by the Bidder to catch current stockholders of the Company off- guard and acquire the Shares at a low price prior to a liquidity event in order to make a profit and, as a result, deprive the stockholders tendering their Shares of the potential long-term value of the Shares. Accordingly, we recommend that you reject the tender offer and not tender any of your Shares to the Bidder. To decline the Bidder’s tender offer, simply ignore it. You do not need to respond to anything.

We acknowledge that each stockholder must evaluate whether to tender its Shares to the Bidder pursuant to the tender offer and that, because there is currently no trading market for the Shares, an individual stockholder may determine to tender based on, among other considerations, its individual liquidity needs. In addition, we believe that in making a decision as to whether to tender its Shares to the Bidder pursuant to the tender offer, each stockholder should keep in mind that none of the Company, the Board of Directors or their respective advisors makes any assurances with respect to (i) future distributions, if any, (ii) the timing of or ability to provide liquidity to the stockholders, (iii) the consummation of the Proposed Transactions or (iv) the future value of the Shares.

PLEASE CONSULT WITH YOUR TAX ADVISOR ABOUT THE IMPACT OF A SALE OF YOUR SHARES ON YOUR OWN PARTICULAR SITUATION.

Please be aware that the Bidder is in no way affiliated with the Company. Also, please note that the Bidder does not have a copy of our stockholder list. The Bidder’s mailing has been conducted by a third party, which has agreed to keep the list of our stockholders confidential.

We urge you to consult your financial advisor and exercise caution with respect to this and other mini-tender offers. Mini- tender offers are offers to purchase less than 5% of a company’s outstanding shares. The U.S. Securities and Exchange Commission (the “SEC”) has cautioned investors about offers of this nature. Additional information about mini-tender offers is available on the SEC’s website at https://www.sec.gov/reportspubs/investor-publications/investorpubsminitendhtm.html

In order to avoid the costs of additional mailings, we may post any updates or changes to our response to this mini-tender offer and/or our response to future mini-tender offers at www.mobileit.com. If you have any questions related to the tender offer, please contact the Bidder at (925) 631-9100.

We thank you for your investment in the Company.

Additional Information

This document relates to the Proposed Transactions contemplated by the Merger Agreement. On January 13, 2023, FWAC filed a registration statement on Form S-4, as amended by Amendment No. 1 filed on April 10, 2023, with the SEC (as amended, the “Form S-4”) which, when finally amended, will include a joint proxy statement of FWAC and MIC and will constitute a prospectus of FWAC (including any amendments and supplements thereto, the “Joint Proxy Statement/Prospectus”). Both MIC and FWAC intend to file other documents with the SEC regarding the Proposed Transactions. A definitive Joint Proxy Statement/Prospectus will also be sent to the shareholders of FWAC and the stockholders of MIC, in each case seeking any required approvals, when available. Investors and security holders of FWAC and MIC are urged to carefully read the entire Joint Proxy Statement/Prospectus, when it becomes available, and any other relevant documents filed with the SEC because they will contain important information about the Proposed Transactions. The documents filed by FWAC and MIC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Alternatively, the documents filed by FWAC can be obtained free of charge from FWAC upon written request to Fifth Wall Acquisition Corp. III, 6060 Center Drive, 10th Floor, Los Angeles, California 90045, and the documents filed by MIC can be obtained free of charge from MIC upon written request to MIC, 30 W. 4th Street, Cincinnati, Ohio 45202.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions. This document also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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Participants in the Solicitation

FWAC, MIC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the approval of the Proposed Transactions and related matters. Information regarding FWAC’s and MIC’s directors and executive officers is contained in the Form S-4. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus, when it becomes available, and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the paragraph titled “Additional Information.”

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements herein are based solely on the expectations or predictions of MIC or FWAC and do not express the expectations, predictions or opinions of Fifth Wall Asset Management, LLC, and Fifth Wall Ventures Management, LLC, their affiliates and any investment funds, investment vehicles or accounts managed or advised by any of the foregoing (collectively, “Fifth Wall”) in any way. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, and any forward-looking statements contained in this document are provided for illustrative purposes and are not forecasts and may not reflect actual results. Such forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “predicts,” “forecasts,” “may,” “will,” “could,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “potential,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of the Form S-4 titled “Risk Factors”. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on MIC’s or FWAC’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither MIC nor FWAC is under any obligation, and they expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which MIC and FWAC have filed or will file from time to time with the SEC.

In addition to factors previously disclosed in MIC’s and FWAC’s reports filed with the SEC, including MIC’s and FWAC’s most recent reports on Form 8-K and all attachments thereto and MIC’s and FWAC’s most recent reports on Form 10-K and all attachments thereto, which are available, free of charge, at the SEC’s website at www.sec.gov, and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any required regulatory approvals or securityholder approvals of MIC or FWAC are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions are not obtained, failure to realize the anticipated benefits of the Proposed Transactions, risks related to MIC’s ability to execute on its business strategy, attain its investment strategy or increase the value of its portfolio, act on its pipeline of acquisitions, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the possibility that MIC or FWAC may be adversely affected by other economic, business and/or competitive factors, the number of redemption requests made by FWAC’s public shareholders, the ability of MIC and the combined company to leverage Fifth Wall’s affiliates and other commercial relationships to grow MIC’s customer base (which is not the subject of any legally binding obligation on the part of Fifth Wall or any of its partners or representatives), the ability of MIC and the combined company to leverage its relationship with any other Company investor (including investors in the proposed private investment in public equity (PIPE) transaction) to grow MIC’s customer base, the ability of the combined company to meet the New York Stock Exchange’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the Proposed Transactions, the inability to complete the private placement of FWAC ordinary shares to certain institutional accredited investors, the risk that the announcement and consummation of the transaction disrupts MIC’s current plans and operations, costs related to the transaction, changes in applicable laws or regulations, the outcome of any legal proceedings that may be instituted against MIC, FWAC or any of their respective directors or officers, following the announcement of the transaction, the ability of FWAC or the combined company to issue equity or equity-linked securities in connection with the Proposed Transactions or in the future, the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; and those factors discussed in documents of MIC and FWAC filed, or to be filed, with the SEC. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements are also provided in the Form S-4 and will be provided in the Joint Proxy Statement/Prospectus, when available.

This document is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in MIC and is not intended to form the basis of an investment decision in MIC. All subsequent written and oral forward-

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looking statements concerning MIC and FWAC, the Proposed Transactions, or other matters and attributable to MIC and FWAC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

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